                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 October 1, 2002
                             (Date of report/date of
                            earliest event reported)


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                            SKY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)
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
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
                Ohio                                  001-14473                             34-1372535
    (State or other jurisdiction                     (Commission                           (IRS Employer
          of incorporation)                         File Number)                        Identification No.)
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


                             221 South Church Street
                            Bowling Green, Ohio 43402
                    (Address of principal executive offices)



                                 (419) 327-6300
                         (Registrant's telephone number)



                                       N/A
                         (Former name or former address,
                          if changed since last report)

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Items 5. Other Events

On October 1, 2002, the registrant announced that it had completed the acquisition of Three Rivers Bancorp, Inc., headquartered in Monroeville, Pennsylvania, and its wholly-owned subsidiary Three Rivers Bank and Trust Company. The registrant expects to merge Three Rivers Bank and Trust Company into its subsidiary Sky Bank on October 25, 2002.

Item 7.  Exhibits

99.1   Text of Press Release, dated October 1, 2002, issued by the registrant.

99.2 Condensed consolidated financial information for Three Rivers Bancorp, Inc., including balance sheets for Three Rivers Bancorp, Inc. as of September 30, 2002 and December 31, 2001 and condensed statements of income and changes in stockholders' equity for the three months and nine months ended September 30, 2002 and 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SKY FINANCIAL GROUP, INC.


Date: October 16, 2002                     By:  /s/ Kevin T. Thompson
                                              -----------------------------
                                              Kevin T. Thompson
                                              Executive Vice President/ Chief
                                              Financial Officer